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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): September 8, 2003

                        NEW JERSEY RESOURCES CORPORATION
             (Exact name of registrant as specified in its charter)

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
NEW JERSEY                                1-8359            22-2376465
(State or other jurisdiction            (Commission         (IRS Employer
 of incorporation)                      File Number)        Identification No.)


1415 WYCKOFF ROAD                                           07719
WALL, NEW JERSEY                                            (Zip Code)
(Address of principal executive
 offices)

                                 (732) 938-1480
              (Registrant's telephone number, including area code)
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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)   (a)    None.

(b)   (b)    None.

(c)   (c)    Exhibits:

Exhibit 99.01: Press Release dated September 8, 2003

ITEM 9. REGULATION FD DISCLOSURE

On September 8, 2003, the Registrant issued a press release regarding an upgrade of its credit rating and guidance on its year-end earnings. Pursuant to Regulation FD, the Registrant is filing this press release as Exhibit 99.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                NEW JERSEY RESOURCES CORPORATION

Date: September 8, 2003                   By:   /s/Glenn C. Lockwood
-----------------------                         ---------------------
                                                  Glenn C. Lockwood
                                                 Senior Vice President,
                                                 Chief Financial Officer
                                                     and Treasurer

                                  EXHIBIT INDEX

Exhibit           Description

99.01: Press Release Entitled: MOODY'S INVESTORS SERVICE UPGRADES NJNG CREDIT RATING